Exhibit 99.2

CONTACT:	Corporate Communications
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Investor Relations
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Delta Reports Operating Performance for September 2017

ATLANTA, Oct. 3, 2017 – Delta Air Lines (NYSE: DAL) today reported operating performance for September 2017. The company carried 14.7 million passengers across our broad global network in the month.

During the month, Hurricanes Irma and Maria impacted operations across the Caribbean and Southeastern United States. Hurricane Irma significantly impacted operations with 2,200 flights cancelled from September 7-12 at airports in Florida, the Caribbean, and Georgia, including the company’s Atlanta hub.

Over the course of the month, Delta took the following action to assist customers impacted by the storms:

•	Added 12,000 additional seats departing Florida and Caribbean markets to assist evacuation efforts related to Hurricane Irma.
•	Capped fares for flights to and from hurricane-affected areas before, during and after the storm for itineraries throughout the continental United States.
•	Provided waivers for customers transiting more than 40 destinations where flights were affected by hurricanes and suspended baggage and pet-in-cabin fees for customers traveling to or from impacted cities.
•	Contributed an additional $1.75 million specific to hurricane relief to the American Red Cross, the International Federation of Red Cross and Red Crescent Society (IFRC) and British, Dutch and French Red Cross organizations.

In an Investor Update issued this morning, Delta announced that it expects its operating margin to be 15.5%-16.5%1. Hurricane Irma negatively impacted results by approximately $120 million which translates to approximately one point of margin.

The company’s operating performance is detailed in the table below.

Delta Air Lines serves more than 180 million customers each year. In 2017, Delta was named to Fortune’s top 50 Most Admired Companies in addition to being named the most admired airline for the sixth time in seven years. Additionally, Delta has ranked No. 1 in the Business Travel News Annual Airline survey for an unprecedented six consecutive years. With an industry-leading global network, Delta and the Delta Connection carriers offer service to 311 destinations in 54 countries on six continents. Headquartered in Atlanta, Delta employs more than 80,000 employees worldwide and operates a mainline fleet of more than 800 aircraft. The airline is a founding member of the SkyTeam global alliance and participates in the industry’s leading transatlantic joint venture with Air France-KLM and Alitalia as well as a joint venture with Virgin Atlantic. Including its worldwide alliance partners, Delta offers customers more than 15,000 daily flights, with key hubs and markets including Amsterdam, Atlanta, Boston, Detroit, Los Angeles, Mexico City, Minneapolis/St. Paul, New York-JFK and LaGuardia, London-Heathrow, Paris-Charles de Gaulle, Salt Lake City, Seattle, Seoul, and Tokyo-Narita. Delta has invested billions of dollars in airport facilities, global products and services, and technology to enhance the customer experience in the air and on the ground. Additional information is available on the Delta News Hub, as well as delta.com, Twitter @DeltaNewsHub, Google.com/+Delta, and Facebook.com/delta.

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	Monthly Traffic Results (a)			Year to Date Traffic Results (a)

	Sep 2017	Sep 2016	Change	Sep 2017	Sep 2016	Change

RPMs (000):
Domestic	10,526,699	10,492,829	0.3%	101,862,838	98,608,152	3.3%
Delta Mainline	8,920,552	8,803,704	1.3%	86,419,931	83,035,495	4.1%
Regional	1,606,147	1,689,125	(4.9%)	15,442,906	15,572,657	(0.8%)
International	7,127,900	7,104,670	0.3%	64,669,919	64,504,441	0.3%
Latin America	1,212,585	1,198,938	1.1%	16,044,458	15,347,022	4.5%
Delta Mainline	1,194,474	1,161,396	2.8%	15,738,017	14,919,893	5.5%
Regional	18,111	37,542	(51.8%)	306,441	427,129	(28.3%)
Atlantic	4,144,444	3,894,243	6.4%	32,836,381	31,358,414	4.7%
Pacific	1,770,871	2,011,489	(12.0%)	15,789,080	17,799,005	(11.3%)
Total System	17,654,599	17,597,499	0.3%	166,532,757	163,112,593	2.1%

ASMs (000):
Domestic	12,591,574	12,314,577	2.2%	118,913,689	116,184,487	2.3%
Delta Mainline	10,579,237	10,208,864	3.6%	99,646,553	96,679,003	3.1%
Regional	2,012,338	2,105,713	(4.4%)	19,267,136	19,505,484	(1.2%)
International	8,331,622	8,481,876	(1.8%)	75,349,779	76,968,001	(2.1%)
Latin America	1,428,763	1,412,213	1.2%	18,389,390	18,102,457	1.6%
Delta Mainline	1,404,305	1,362,514	3.1%	17,997,091	17,570,715	2.4%
Regional	24,457	49,699	(50.8%)	392,299	531,742	(26.2%)
Atlantic	4,829,936	4,773,905	1.2%	38,706,415	38,706,024	0.0%
Pacific	2,072,923	2,295,758	(9.7%)	18,253,974	20,159,520	(9.5%)
Total System	20,923,196	20,796,453	0.6%	194,263,468	193,152,488	0.6%

Load Factor:
Domestic	83.6%	85.2%	(1.6) Pts	85.7%	84.9%	0.8 Pts
Delta Mainline	84.3%	86.2%	(1.9) Pts	86.7%	85.9%	0.8 Pts
Regional	79.8%	80.2%	(0.4) Pts	80.2%	79.8%	0.4 Pts
International	85.6%	83.8%	1.8 Pts	85.8%	83.8%	2.0 Pts
Latin America	84.9%	84.9%	0.0 Pts	87.2%	84.8%	2.4 Pts
Delta Mainline	85.1%	85.2%	(0.1) Pts	87.4%	84.9%	2.5 Pts
Regional	74.1%	75.5%	(1.4) Pts	78.1%	80.3%	(2.2) Pts
Atlantic	85.8%	81.6%	4.2 Pts	84.8%	81.0%	3.8 Pts
Pacific	85.4%	87.6%	(2.2) Pts	86.5%	88.3%	(1.8) Pts
Total System	84.4%	84.6%	(0.2) Pts	85.7%	84.4%	1.3 Pts

Mainline Completion Factor	97.9%	99.9%	(2.0) Pts

Mainline On-time Performance	88.7%	90.2%	(1.5) Pts
(preliminary DOT A14)

Passengers Boarded	14,652,094	14,991,797	(2.3%)	140,946,044	138,716,755	1.6%

Cargo Ton Miles (000):	187,231	171,112	9.4%	1,609,400	1,473,263	9.2%

a Results include flights operated under contract carrier arrangements

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Forward-Looking Statements

Statements in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the effects of terrorist attacks or geopolitical conflict; the cost of aircraft fuel; the impact of fuel hedging activity including rebalancing our hedge portfolio, recording mark-to-market adjustments or posting collateral in connection with our fuel hedge contracts; the availability of aircraft fuel; the performance of our significant investments in airlines in other parts of the world; the possible effects of accidents involving our aircraft; the restrictions that financial covenants in our financing agreements could have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub, gateway or key airports; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our dependence on technology in our operations; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain management and key employees; competitive conditions in the airline industry; the effects of extensive government regulation on our business; the sensitivity of the airline industry to prolonged periods of stagnant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kingdom related to the likely exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2016. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of Oct. 3, 2017, and which we have no current intention to update.

Non-GAAP Reconciliation

(1)	Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this update to the most directly comparable GAAP financial measures.

Operating Margin, Adjusted

We adjust for the following items to determine operating margin, adjusted for the reasons described below. Adjusting for these items allows investors to better understand and analyze our core operational performance in the period shown.

Mark-to-market ("MTM") adjustments and settlements. MTM adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the period. These items adjust fuel expense to show the economic impact of hedging, including cash received or paid on hedge contracts during the period.

Refinery Sales. Delta's refinery segment provides jet fuel to the airline segment from its own production and from jet fuel obtained through agreements with third parties. Activities of the refinery segment are primarily for the benefit of the airline. However, from time to time, the refinery sells fuel by-products to third parties. These sales are recorded gross within other revenue and other operating expense.

(Projected)
Three Months Ended
September 30, 2017
Operating margin	15.9% - 17.1%
Adjusted for:
MTM adjustments and settlements	(0.6)% - (0.8)%
Refinery sales	0.2%
Operating margin, adjusted	15.5% - 16.5%

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